Exhibit 99.1

Petco Health + Wellness Company, Inc. Announces Long-Term

Strategic Priorities as it Shapes the Future of Pet Health and Wellness

•	Outlines strategic approach to drive sustained, profitable growth with industry-leading ecosystem

•	Reinforces success across services, unique merchandise, digital and powerful data

•	Reaffirms Fiscal Year 2022 outlook; Provides long-term financial framework for growth priorities and Adjusted EBITDA margin expansion

SAN DIEGO, March 23, 2022 – Petco Health and Wellness Company, Inc. (Nasdaq: WOOF), a complete partner in pet health and wellness, is hosting its 2022 Investor Day today, Wednesday, March 23, 2022, in New York, N.Y. The event begins at 8 a.m. Eastern Standard Time and can be viewed virtually here. In conjunction with the event, the company is unveiling its longer-term financial framework, as well as its strategic and capital priorities.

“Petco is on one of the steepest growth trajectories in all of retail, supported by our position as the only fully integrated provider of pet health and wellness across products, veterinary and services, digital, and in brick and mortar channels,” said Ron Coughlin, Chairman and CEO of Petco. “We are defining the future of pet parenting in an incredibly high growth and economically resilient category. Our ecosystem is built to capture the market opportunity and positions us as a leader of what we call Retail 3.0. As we build on last year’s incredible performance, we’re emerging stronger and more confident that our strategic moats position us to compete and win.”

Highlights – What You’ll Hear From Us Today

Petco will provide updates on its new and existing strategic initiatives to drive growth, including:

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Outlining an integrated future loyalty program unified under Vital Care, migrating customers to subscription, saving money for customers, driving share of wallet for Petco, and expanding Petco’s position as the premiere destination for pet parents;

•	Testing “Small Town Rural” concepts in key strategic locations and driving brand awareness and penetration in low-share markets;

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Building a differentiated merchandise offering through key vendor relationships, such as its recently expanded partnership with Just Food For Dogs, a category defining over-the-counter offering with the Healthy Habits Hub, and continuing to scale owned brands, including Reddy and Whole Hearted;

•	Scaling personalization capabilities by leveraging the power of its comprehensive pet database and data-driven approach to enhance the pet parent experience, and deepen engagement and loyalty;

•	Investing to build a customer-centric, flexible fulfillment network by enhancing the company’s physical footprint and digital capabilities;

•	Driving access to new, high-value customers through partnerships with best-in-class brands, such as Lowes; and

•	Committing to improving the lives of pets, pet parents and Petco partners as evidenced by becoming the first pet retailer in history to receive the American Humane CertifiedTM Seal of Approval.

Petco’s Strategy for Long-Term Value Creation

The company will share its updated strategic priorities that support its vision to create the future of pet health & wellness as it continues to capture market share, drive profitable growth and expand its total addressable market. Together we believe that will enable sustainable, profitable growth through strategies, including:

•	Deepening Petco’s competitive moats through its unique and comprehensive pet health & wellness ecosystem, in a $119B category that is large and growing;

•	Scaling Petco’s services offering – led by its national veterinary care footprint – by providing pet parents with unrivaled access to general and specialized health care services;

•	Leading the category with an enhanced merchandise offering, emphasizing premium owned and exclusive products Pet Parents can’t get in other channels;

•	Leveraging Petco’s national pet care center network to enable differentiated fulfillment capabilities to meet customer needs regardless of how they choose to shop; and

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Growing competitive advantages, including the recently launched Vital Care 2.0 membership subscription program, deepening our data insights and harnessing the power and passion of our knowledgeable partners.

Long-Term Financial Framework

Petco Health + Wellness Co., is announcing a long-term financial framework:

Financial Metric	Target
Revenue growth	+High single digits
Adjusted EBITDA growth[1]	Faster than Revenue
Adjusted Net Income growth[1]	+Low double digits
Net debt-to-Adjusted EBITDA ratio[1]	<1.9x

Reaffirms Full Year 2022 Guidance

Petco is also reaffirming its 2022 Fiscal Year guidance which it provided at its year-end earnings announcement:

Financial Metric	Current Guidance
Net Revenue	$6.15 - $6.25 billion
Adjusted EBITDA[1]	$630 - $645 million
Adjusted Earnings per Share[1]	$0.97 - $1.00
Capital Expenditures	$275 - $325 million

Assumptions in the guidance include that economic conditions, currency rates and the tax and regulatory landscape remain generally consistent. Adjusted EPS guidance assumes approximately $76 million of interest expense, a 26 percent tax rate and a 267 million weighted average diluted share count.

(1)

We have not reconciled Adjusted EBITDA, Adjusted EPS and Net debt-to-Adjusted EBITDA ratio outlook to the most comparable GAAP outlook because it is not possible to do so without unreasonable efforts due to the uncertainty and potential variability of reconciling items, which are dependent on future events and often outside of management’s control and which could be significant. Because such items cannot be reasonably predicted with the level of precision required, we are unable to provide outlook for the comparable GAAP measures. Forward-looking estimates of Adjusted EBITDA, Adjusted EPS and Net debt-to-Adjusted EBITDA ratio are made in a manner consistent with the relevant definitions and assumptions noted herein.

Webcast Information

Today’s event is expected to last approximately 4.5 hours, and will be livestreamed and available via webcast on the Petco’s investor relations page at ir.petco.com.

Full Link: https://ir.petco.com/events/event-details/petco-2022-investor-day

About Petco, The Health + Wellness Co.:

Petco is a category-defining health and wellness company focused on improving the lives of pets, pet parents and our own Petco partners. Since our founding in 1965, we’ve been striving to set new standards in pet care, delivering comprehensive wellness solutions through our products and services, and creating communities that deepen the pet-pet parent bond. We operate more than 1,500 Petco locations across the U.S., Mexico and Puerto Rico, including a growing network of nearly 200 in-store veterinary hospitals, and offer a complete online resource for pet health and wellness at petco.com and on the Petco app. In tandem with Petco Love (formerly the Petco Foundation), an independent nonprofit organization, we work with and support thousands of local animal welfare groups across the country and, through in-store adoption events, we’ve helped find homes for more than 6.5 million animals.

Forward-Looking Statements:

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, concerning expectations, beliefs plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements that are not statements of historical fact, including statements regarding our fiscal year 2022 guidance, our long-term financial framework, our growth plans, and execution on our transformation initiatives. Such forward-looking statements can generally be identified by the use of forward-looking terms such as “believes,” “expects,” “may,” “intends,” “will,” “shall,” “should,” “anticipates,” “opportunity,” “illustrative”, or the negative thereof or other variations thereon or comparable terminology. Although Petco believes that the expectations and assumptions reflected in these statements are reasonable, there can be no assurance that these expectations will prove to be correct or that any forward-looking results will occur or be realized. Nothing contained in this earnings release is, or should be relied upon as, a promise or representation or warranty as to any future matter, including any matter in respect of the operations or business or financial condition of Petco. All forward-looking statements are based on expectations and assumptions about future events that may or may not be correct or necessarily take place and that are by their nature subject to significant uncertainties and contingencies, many of which are outside the control of Petco. Forward looking statements are subject to a number of risks, uncertainties and other factors that could cause actual results or events to differ materially from the potential results or events discussed in the forward looking statements, including, without limitation, the following: (i) increased competition (including from multi-channel retailers and e-Commerce providers); (ii) reduced consumer demand for our products and/or services; (iii) our reliance on key vendors; (iv) our ability to attract and retain qualified employees; (v) risks arising from statutory, regulatory and/or legal developments; (vi) macroeconomic pressures in the markets in which we operate including inflation; (vii) failure to effectively manage our costs; (viii) our reliance on our information technology systems; (ix) our ability to prevent or effectively respond to a privacy or security breach; (x) our ability to effectively manage or integrate strategic ventures, alliances or acquisitions and realize the anticipated benefits of such transactions; (xi) economic or regulatory developments that might affect our ability to provide attractive promotional financing; (xii) business interruptions and other supply chain issues; (xiii) catastrophic events, political tensions, conflicts and wars (such as the ongoing conflict in Ukraine), health crises, and pandemics, including the potential effects that the ongoing COVID-19 pandemic and/or corresponding macroeconomic uncertainty could have on our financial position, results of operations and cash flows; (xiv) our ability to maintain positive brand perception and recognition; (xv) product safety and quality concerns; (xvi) changes to labor or employment laws or regulations; (xvii) our ability to effectively manage our real estate portfolio; (xviii) constraints in the capital markets or our vendor credit terms; (xix) changes in our credit ratings; and (xx) the other risks, uncertainties and other factors identified under “Risk Factors” and elsewhere in Petco’s Securities and Exchange Commission filings. The occurrence of any such factors could significantly alter the results set forth in these statements.

Petco cautions that the foregoing list of risks, uncertainties and other factors is not complete, and forward-looking statements speak only as of the date they are made. Petco undertakes no duty to update publicly any such forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by applicable law, regulation or other competent legal authority.

Investor Relations Contact:

Kristy Moser

Kristine.Moser@petco.com

Media Contact:

Benjamin Thiele-Long

Benjamin.Thiele-Long@petco.com

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